UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Ovintiv Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! OVINTIV INC. 2025 Annual Meeting Vote by April 30, 2025 9:59 PM (MT) OVINTIV INC. 370 17TH STREET, SUITE 1700 DENVER, CO 80202 V64373-P21800 You invested in OVINTIV INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 1, 2025 at 8:00 AM (MT). Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually during the Meeting* May 1, 2025 8:00 AM (MT) Virtually at: www.virtualshareholdermeeting.com/ovv2025 *Please check the meeting materials for any special requirements for virtual meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends ITEM 1. Election of the 11 Director Nominees Named in the Proxy Statement Nominees: 1a. Peter A. Dea For 1b. Sippy Chhina For 1c. Meg A. Gentle For 1d. Ralph Izzo For 1e. Terri G. King For 1f. Howard J. Mayson For 1g. Brendan M. McCracken For 1h. Steven W. Nance For 1i. George L. Pita For 1j. Thomas G. Ricks For 1k. Brian G. Shaw For ITEM 2. Advisory Vote to Approve Compensation of Named Executive Officers For ITEM 3. Third Amendment to the Omnibus Incentive Plan For ITEM 4. Ratify PricewaterhouseCoopers LLP as Independent Auditors For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64374-P21800